UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2013

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of in corporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Red Bank Road, Cincinnati, OH	45227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 513-458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On April 21, 2013, CECO Environmental Corp., a Delaware corporation (the “Company”), and Met-Pro Corporation, a Pennsylvania corporation (“Met-Pro”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things, (1) a business combination whereby Met-Pro will merge with and into a newly formed Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), with Met-Pro as the surviving entity (the “First Merger”), and (2) a subsequent business combination whereby Met-Pro will merge with and into a separate, newly formed Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub II”), with Merger Sub II as the surviving entity (the “Second Merger” and together with the First Merger, the “Mergers”). As a result of the Mergers, the separate corporate existence of Met-Pro will cease, and Merger Sub II will continue as the surviving corporation and a wholly-owned subsidiary of the Company.

At the effective time of the First Merger, Met-Pro’s shareholders may elect to exchange each share of Met-Pro common stock for either $13.75 in cash or shares of Company common stock having an equivalent value based on the volume weighted average trading prices of the Company common stock for the 15-trading day period ending on the last trading day before the closing of the acquisition, subject to a collar so that there will be a maximum exchange ratio of 1.3520 shares of Company common stock for each share of Met-Pro common stock and a minimum of 1.0000 share of Company common stock for each share of Met-Pro common stock. Overall elections are subject to proration so that approximately 53% of the Met-Pro shares will be exchanged for cash and 47% for shares of Company stock.

The Merger Agreement is not subject to any financing contingency. The Company intends to finance the cash portion of the acquisition price with debt and cash on hand. The Company has obtained a commitment for the financing necessary to complete the transaction, see “Commitment Letter” below.

The Mergers are subject to approval by Met-Pro’s shareholders and the issuance of the Company stock under the Merger Agreement is subject to approval by the Company’s stockholders. In addition, the Mergers are subject to other customary closing conditions. The Merger Agreement provides for the closing of the First Merger to occur not later than September 30, 2013, subject to extension for regulatory reasons.

The Company and Met-Pro have made customary representations, warranties and covenants in the Merger Agreement, including Met-Pro agreeing not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction. The Merger Agreement contains certain termination rights for both the Company and Met-Pro, and further provides that, upon termination of the Merger Agreement under certain circumstances, including a termination by Met-Pro to enter into an agreement for a superior proposal, Met-Pro may be obligated to pay the Company a termination fee of $6,740,000. In certain other circumstances upon termination of the Merger Agreement by the Company, including the failure to obtain financing, the Company may be required to pay Met-Pro a reverse termination fee of $10,365,000.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Met-Pro, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Met-Pro or any of their respective subsidiaries or affiliates. The Company’s disclosure schedule contains information that has been included in the Company’s prior public disclosures, as well as non-public information. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and Met-Pro. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Mergers that will be contained in, or incorporated by reference into, the proxy statement/prospectus that the parties will file in connection with the Mergers, as well as in the other filings that each of the Company and Met-Pro make with the SEC.

Commitment Letter

In connection with the execution of the Merger Agreement, the Company entered into a commitment letter, dated April 21, 2013 (the “Commitment Letter”), with Bank of America, N.A., as administrative agent and as collateral agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole book runner. The Commitment Letter provides for a senior secured amortizing term loan facility in the aggregate principal amount of $65,000,0000 and a senior secured revolving credit facility for loans and letters of credit of up to $60,000,000 in aggregate principal amount (collectively, the “Senior Credit Facilities”); provided that the Senior Credit Facilities may be increased by up to $30,000,000 in the aggregate without further consent of the lenders party thereto although there is no commitment to provide such incremental financing. The Senior Credit Facilities may be used to finance a portion of the aggregate cash consideration of, and to pay the fees and expenses in connection with, the transactions contemplated by the Merger Agreement, to repay existing indebtedness of the Company, Met-Pro and their respective subsidiaries, and to provide working capital to the Company and its subsidiaries from and after the closing date. The Senior Credit Facilities will be guaranteed by all domestic and most foreign subsidiaries of the Company. Pursuant to the terms of the Commitment Letter, the definitive agreement to be entered into with respect to the Senior Credit Facilities will contain (a) representations and warranties customary for transactions of this type, and (b) covenants customary for transactions of this type and borrowers of similar creditworthiness. The closing of the Senior Credit Facilities will be subject to the satisfaction of certain conditions, including no material adverse effect having occurred with respect to the Company and its subsidiaries or Met-Pro and its subsidiaries, in each case, taken as a whole, the negotiation, execution and delivery of definitive loan and security documentation for the Senior Credit Facilities, and other customary closing conditions more fully set forth in the Commitment Letter. The Senior Credit Maturities will mature five years after the closing date.

A copy of the Commitment Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter.

Voting Agreement

In connection with the execution of the Merger Agreement, on April 21, 2013, Icarus Investment Corp., Phillip DeZwirek and Jason DeZwirek entered into a Voting Agreement (the “Voting Agreement”). Pursuant to the Voting Agreement, Icarus Investment Corp. and Messrs. Phillip DeZwirek and Jason DeZwirek have each agreed to vote all shares of Company common stock in favor of the issuance by the Company of shares of Common Stock of the Company to be issued in connection with the closing of the Merger and any other action required to consummate the Merger that may be submitted to a vote of the stockholders of the Company. They also have granted a proxy to Met-Pro to vote their respective shares in such manner.

A copy of the Voting Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement.

Item 7.01. Regulation FD Disclosure.

On April 22, 2013, the Company and Met-Pro announced that they had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Safe Harbor

Any statements other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan, “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include but are not limited to the ability of the Company to complete the Met-Pro acquisition and successfully integrate the operations of Met-Pro and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company and Met-Pro, including economic and financial market conditions generally and economic conditions in the Company and Met-Pro’s service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for contract revenue; fluctuations in operating results from period to period due to seasonality of the business; the effect of growth on the Company’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation; changes in or developments with respect to any litigation or investigation; the potential for fluctuations in prices for manufactured components and raw materials; the substantial amount of debt in connection with the acquisition and the Company’s ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; economic and political conditions generally; and the effect of competition in the air pollution control and industrial ventilation industry. These and other risks and uncertainties are discussed in more detail in the Company’s and Met-Pro’s filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management’s ability to control or predict. All forward-looking statements attributable to the Company, Met-Pro or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the companies’ filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Important Information for Investors and Stockholders

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is not a substitute for the prospectus/proxy statement the Company and Met-Pro will file with the SEC. INVESTORS IN THE COMPANY OR MET-PRO ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT, WHICH WILL CONTAIN IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS, WHEN IT BECOMES AVAILABLE. The prospectus/proxy statement and other documents that will be filed by the Company and Met-Pro with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to CECO Environmental Corp., 4625 Red Bank Road, Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations; or to Met-Pro Corporation, 160 Cassell Road, Harleysville, Pennsylvania 19438, Attention: Investor Relations. A final prospectus/proxy statement will be mailed to the Company’s stockholders and shareholders of Met-Pro.

Proxy Solicitation

The Company and Met-Pro, and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2013 annual meeting of stockholders and the Company’s 10-K for the year ended December 31, 2012. Information about the directors and executive officers of Met-Pro is set forth in the proxy statement for Met-Pro’s 2013 annual meeting of shareholders and Met-Pro’s Form 10-K for the year ended January 31, 2013. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Met-Pro Corporation, CECO Environmental Corp., Mustang Acquisition Inc. and Mustang Acquisition II Inc., dated as of April 21, 2013.

10.1	Commitment Letter dated April 21, 2013 from Bank of America, NA and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.2	Voting Agreement of Icarus Investment Corp., Phillip DeZwirek and Jason DeZwirek, dated April 21, 2013.

99.1	Press Release dated April 22, 2013.

*	The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2013	CECO ENVIRONMENTAL CORP.

	By:	/s/ Phillip DeZwirek
Phillip DeZwirek Chairman

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Met-Pro Corporation, CECO Environmental Corp., Mustang Acquisition Inc. and Mustang Acquisition II Inc., dated as of April 21, 2013.

10.1	Commitment Letter dated April 21, 2013 from Bank of America, NA and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.2	Voting Agreement of Icarus Investment Corp., Phillip DeZwirek and Jason DeZwirek, dated April 21, 2013.

99.1	Press Release dated April 22, 2013.

*	The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.